LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED FEBRUARY 5, 2008 TO THE PROSPECTUS DATED APRIL 16, 2007 OF

LEGG MASON PARTNERS SOCIAL AWARENESS FUND

Effective January 22, 2008, the following replaces the section of the fund’s prospectus titled “Management: Portfolio managers”:

Ronald T. Bates is a Managing Director at LMIC with investment responsibility for a number of foundations, endowments, institutional and private clients. In addition, Mr. Bates serves as the Director of the Socially Responsive Investment Team. Mr. Bates has been in the investment management business for 20 years. Prior to joining LMIC in January 2005, he was a Managing Director of Scudder, Stevens & Clark since January 1997. Mr. Bates is the lead portfolio manager of the fund and he manages the equity portion of the fund.

David K. Kafes joined Legg Mason in 1990 in the Operations Department. Mr. Kafes is Vice President and Portfolio Manager at LMIC. In 1996, he joined Legg Mason Capital Management, Inc. as a Portfolio Administrator for fixed income portfolios. He began managing short-term portfolios in 1997. He is the Senior Portfolio Manager of the taxable short-term sector and co-manager of institutional portfolios. Mr. Kafes earned a B.S. in Psychology and a B.S. in Business Administration from the University of Maryland. He also earned an M.B.A. in Finance from the University of Baltimore. He is a member of the Baltimore Security Analysts Society, the Washington D.C. Association of Money Managers, and he received the CFA designation in 2004. Mr. Kafes manages the fixed income portion of the fund.

The SAI provides information about the compensation of each primary portfolio manager, other accounts managed by the primary portfolio managers and any fund shares held by the portfolio managers.

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